EXHIBIT 99


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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM F-X

         APPOINTMENT OF AGENT FOR SERVICE OF PROCESS AND UNDERTAKING

                              GENERAL INSTRUCTIONS

I. Form F-X shall be filed with the Commission:

   (a) by any issuer registering securities on Form F-8, F-9, F-10 or F-80 under the Securities Act of 1933;
   (b) by any issuer registering securities on Form 40-F under the Securities Exchange Act of 1934 (the "Exchange Act");
   (c) by any issuer filing a periodic report on Form 40-F, if it has not previously filed a Form F-X in connection with the class of securities in relation to which the obligation to file a report on Form 40-F arises;
   (d)  by any issuer or other non-U.S. person filing tender offer documents on
        Schedule 13E-4F, 14D-1F or 14D-9F;
   (e) by any non-U.S. person acting as trustee with respect to securities registered on Form F-7, F-8, F-9, F-10, F-80, or SB-2; and
   (f) by a Canadian issuer qualifying an offering statement pursuant to the provisions of Regulation A, or reg
   (g) by any non-U.S. issuer providing Form CB to the Commission in connection with a tender offer, rights offering or business combination.

A Form F-X filed in connection with any other Commission form should no be bound together with or be included only as an exhibit to, such other form.

II. Six copies of the Form F-X, one of which must be manually signed, shall be filed with the Commission as its principal office.

A. Name of issuer or person filing ("Filer"): International PetroReal Oil Corporation

B.  (1) This is [check one]:

     X   an original filing for the Filer

    __   an amended filing for the Filer

   (2) Check the following box if you are filing the Form F-X in paper in accordance with Regulation S-T Rule 101(b)(9). X
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Note:  Regulation  S-T Rule  101(b)(9) only permits the filing of the Form F-X in paper:

      (a) if the party filing or submitting the Form CB is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; or

      (b) if filed by a Canadian issuer when qualifying an offering statement pursuant to the provisions of Regulation A (230.251 - 230.263 of this chapter).

   (3) A filer may also file the Form F-X in paper under a hardship exemption provided by Regulation S-T Rule 201 or 202 (17 CFR 232.201 or 232.202). When submitting the Form F-X in paper under a hardship exemption, a filer must provide the legend required by Regulation S-T Rule 201(a)(2) or 202(c) (17 CFR 232.201(a)(2) or 232.202(c)) on the cover page of the Form F-X.

C. Identify the filing in conjunction with which this Form is being filed:

Name of registrant   International PetroReal Oil Corporation
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Form type:          Form 10-SB
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File Number (if known):    Not known
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Filed by:  Hart & Trinen, LLP, William T. Hart, 1624 Washington St., Denver,
           CO 80203
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Date Filed (if filed concurrently, so indicate):concurrent  with this report,
November 3, 2004.

D. The Filer is incorporated or organized under the laws of the Province of British Columbia, Canada and has its principal place of business at:

Suite 1750, 1177 West Hastings Street, Vancouver, BC, Canada V6E 2K3 Telephone Number: (604) 683-2220
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E. The Filer designates and appoints William T. Hart ("Agent") located at:

Hart & Trinen, LLP, 1624 Washington St., Denver, Colorado 80203
Telephone Number (303) 839-0061
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as the  agent of the  Filer  upon whom may be  served  any  process,  pleadings, subpoenas, or other papers in

     (a) any investigation or administrative proceeding conducted by the Commission; and

     (b) any civil suit or action brought against the Filer or to which the Filer has been joined as defendant or respondent, in any appropriate court in any place subject to the jurisdiction of any state or of the United States or of any of its territories or possessions or of the District of Columbia, where the investigation, proceeding or cause of action arises out of or relates to or concerns (i) any offering made or purported to be made in connection with the securities registered or qualified by the Filer on Form 10-SB on November 3, 2004 or any purchases or sales of any security in connection therewith; (ii) the securities in relation to which the obligation to file an annual report on Form 40-F arises, or any


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          purchases or sales of such securities;  (iii) any tender offer for the securities of a Canadian issuer with respect to which filings are made by the Filer with the Commission on Schedule 13E-4F, 14D-1F or 14D-9F; or (iv) the securities in relation to which the Filer acts as trustee pursuant to an exemption under Rule 10a-5 under the Trust Indenture Act of 1939. The Filer stipulates and agrees that any such civil suit or action or administrative proceeding may be commenced by the service of process upon, and that service of an administrative subpoena shall be effected by service upon such agent for service of process, and that service as aforesaid shall be taken and held in all courts and administrative tribunals to be valid and binding as if personal service thereof had been made.

F. Each person filing this Form in connection with:

   (a) the use of Form F-9, F-10, 40-F, or SB-2 or Schedule 13E-4F, 14D-1F or 14D-9F stipulates and agrees to appoint a successor agent for service of process and file an amended Form F-X if the Filer discharges the Agent or the Agent is unwilling or unable to accept service on behalf of the Filer at any time until six years have elapsed from the date the issuer of the securities to which such Forms and Schedules relate has ceased reporting under the Exchange Act;

   (b) the use of Form F-8, Form F-80 or Form CB stipulates and agrees to appoint a successor agent for service of process and file an amended Form F-X if the Filer discharges the Agent or the Agent is unwilling or unable to accept service on behalf of the Filer at any time until six years have elapsed following the effective date of the latest amendment to such Form F-8, Form F-80 or Form CB;

   (c) its status as trustee with respect to securities registered on Form F-7, F-8, F-9, F-10, F-80, or SB-2 stipulates and agrees to appoint a successor agent for service of process and file an amended Form F-X if the Filer discharges the Agent or the Agent is unwilling or unable to accept service on behalf of the Filer at any time during which any of the securities subject to the indenture remain outstanding; and

   (d) the use of Form 1-A or other Commission form for an offering pursuant to Regulation A stipulates and agrees to appoint a successor agent for service of process and file an amended Form F-X if the Filer discharges the Agent or the Agent is unwilling or unable to accept service on behalf of the Filer at any time until six years have elapsed from the date of the last sale of securities in reliance upon the Regulation A exemption.

   Each filer further undertakes to advise the Commission promptly of any change to the Agent's name or address during the applicable period by amendment of this Form, referencing the file number of the relevant form in conjunction with which the amendment is being filed.

G. Each person filing this Form, other than a trustee filing in accordance with General Instruction I. (a) of this Form, undertakes to make available, in person or by telephone, representatives to respond to inquiries made by the


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Commission  staff,  and to  furnish  promptly,  when  requested  to do so by the
Commission staff, information relating to: the Forms, Schedules and offering statements described in General Instructions I. (a), I. (b), I. (c), I. (d) and
I.  (f) of this  Form,  as  applicable;  the  securities  to which  such  Forms,
Schedules  and  offering   statements  relate;  and  the  transactions  in  such
securities.

The Filer certifies that it has duly caused this power of attorney, consent, stipulation and agreement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Country of Canada this 25th day of October, 2004.

                                        INTERNATIONAL PETROREAL OIL CORPORATION
Filer:                                  /s/ Peter Wilson
                                        ----------------------------------
                                        By: Peter Wilson
                                            Vice  President and a Director


This statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ William T. Hart
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(Signature) William T. Hart


Attorney for International PetroReal Oil Corporation
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(Title)
November 3, 2004
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(Date)

Instructions
1. The power of attorney, consent, stipulation and agreement shall be signed by the Filer and its authorized Agent in the United States.

2. The name of each person who signs Form F-X shall be typed or printed beneath such person's signature. Any person who occupies more than one of the specified positions shall indicate each capacity in which such person signs Form F-X. If any name is signed pursuant to a board resolution, a copy of the resolution shall be filed with each copy of Form F-X. A certified copy of such resolution shall be filed with the manually signed copy of Form F-X. If any name is signed pursuant to a power of attorney, a copy of the power of attorney shall be filed with each copy of Form F-X. A manually signed copy of such power of attorney shall be filed with the manually signed copy of Form F-X.